EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars in Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	MARCH 31,		INCREASE
	2020	2019	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$4,166	$5,090	-18.15%
Return on Average Assets (Annualized)	1.02%	1.59%	-35.85%
Return on Average Equity (Annualized)	6.74%	10.33%	-34.75%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,629,445	$1,290,000	26.31%
Available-for-Sale Debt Securities	342,416	357,646	-4.26%
Loans (Net)	1,156,143	817,136	41.49%
Allowance for Loan Losses	11,330	8,256	37.23%
Deposits and Repo Sweep Accounts	1,252,319	1,045,043	19.83%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold
with Servicing Retained	$182,410	$170,676	6.88%
Trust Assets Under Management	869,636	924,080	-5.89%

SHAREHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.30	$0.41	-26.83%
Net Income - Diluted	$0.30	$0.41	-26.83%
Dividends - Quarterly	$0.27	$0.27	0.00%
Dividends - Special	$0.00	$0.10	-100.00%
Common Book Value	$18.22	$16.31	11.71%
Tangible Common Book Value (a)	$16.08	$15.35	4.76%
Market Value (Last Trade)	$20.00	$25.04	-20.13%
Market Value / Common Book Value	109.77%	153.53%	-28.50%
Market Value / Tangible Common Book Value	124.38%	163.13%	-23.75%
Price Earnings Multiple (Annualized)	16.67	15.27	9.17%
Dividend Yield (Annualized, Excluding Special Dividend)	5.40%	4.31%	25.29%
Common Shares Outstanding, End of Period	13,787,160	12,393,044	11.25%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars in Thousands, Except Per Share Data) (Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	MARCH 31,		INCREASE
	2020	2019	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	13.85%	14.88%	-6.92%
Nonperforming Assets / Total Assets	0.99%	1.02%	-2.94%
Allowance for Loan Losses / Total Loans	0.97%	1.00%	-3.00%
Total Risk Based Capital Ratio (b)	21.07%	24.60%	-14.35%
Tier 1 Risk Based Capital Ratio (b)	19.40%	23.54%	-17.59%
Common Equity Tier 1 Risk Based Capital Ratio (b)	19.40%	23.54%	-17.59%
Leverage Ratio (b)	13.21%	15.01%	-11.99%

AVERAGE BALANCES
Average Assets	$1,637,165	$1,279,650	27.94%
Average Equity	$247,402	$197,013	25.58%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$14,506	$12,016	20.72%
Noninterest Income	5,281	4,406	19.86%
Total (1)	$19,787	$16,422	20.49%
Noninterest Expense Excluding Merger Expenses (2)	$12,912	$10,696	20.72%
Efficiency Ratio = (2)/(1)	65.25%	65.13%	0.18%

(a) Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,629,445	$1,290,000
Less: Intangible Assets, Primarily Goodwill	(29,573)	(11,949)
Tangible Assets	$1,599,872	$1,278,051
Total Shareholders' Equity	$251,228	$202,127
Less: Intangible Assets, Primarily Goodwill	(29,573)	(11,949)
Tangible Common Equity (3)	$221,655	$190,178

Common Shares Outstanding, End of Period (4)	13,787,160	12,393,044
Tangible Common Book Value per Share = (3)/(4)	$16.08	$15.35

(b) Capital ratios for the most recent period are estimated.

(c) The efficiency ratio is a non-GAAP ratio that is calculated as shown above. For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. In the calculation above, management excluded merger-related expenses. These expenses include expenses related to the pending acquisition of Covenant Financial, Inc., which is expected to close in the third quarter 2020. Also excluded are expenses related to the acquisition of Monument Bancorp, Inc., which closed on April 1, 2019.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)	For the Three Months Ended:
(Unaudited)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Interest income	$17,037	$17,290	$17,277	$17,139	$13,065
Interest expense	2,755	2,999	3,000	2,934	1,350
Net interest income	14,282	14,291	14,277	14,205	11,715
Provision (credit) for loan losses	1,528	652	1,158	(4)	(957)
Net interest income after provision (credit) for
loan losses	12,754	13,639	13,119	14,209	12,672
Noninterest income	5,281	5,066	4,963	4,849	4,406
Net gains on securities	0	3	13	7	0
Merger-related expenses	141	281	206	3,301	311
Other noninterest expenses	12,912	11,834	11,486	11,422	10,696
Income before income tax provision	4,982	6,593	6,403	4,342	6,071
Income tax provision	816	1,135	1,096	693	981
Net income	$4,166	$5,458	$5,307	$3,649	$5,090
Net income attributable to common shares	$4,146	$5,431	$5,281	$3,630	$5,063
Basic earnings per common share	$0.30	$0.40	$0.39	$0.27	$0.41
Diluted earnings per common share	$0.30	$0.40	$0.39	$0.27	$0.41

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)	As of:
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
ASSETS
Cash & Due from Banks	$32,678	$35,202	$51,443	$39,505	$44,002
Available-for-Sale Debt Securities	342,416	346,723	363,467	363,465	357,646
Loans Held for Sale	579	767	2,033	1,131	0
Loans, Net	1,156,143	1,172,386	1,130,143	1,108,483	817,136
Intangible Assets	29,573	29,635	29,939	30,013	11,949
Other Assets	68,056	69,432	65,562	67,088	59,267
TOTAL ASSETS	$1,629,445	$1,654,145	$1,642,587	$1,609,685	$1,290,000

LIABILITIES
Deposits	$1,249,912	$1,252,660	$1,294,882	$1,284,143	$1,039,911
Repo Sweep Accounts	2,407	1,928	3,767	3,192	5,132
Total Deposits and Repo Sweeps	1,252,319	1,254,588	1,298,649	1,287,335	1,045,043
Borrowed Funds	108,144	136,419	75,714	62,574	32,844
Subordinated Debt	6,500	6,500	7,000	7,000	0
Other Liabilities	11,254	12,186	18,285	13,060	9,986
TOTAL LIABILITIES	1,378,217	1,409,693	1,399,648	1,369,969	1,087,873

SHAREHOLDERS' EQUITY
Common Shareholders' Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	241,754	240,761	238,479	236,284	202,768
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on
Available-for-sale Securities	9,230	3,511	4,173	3,138	(941)
Defined Benefit Plans Adjustment, Net	244	180	287	294	300
TOTAL SHAREHOLDERS' EQUITY	251,228	244,452	242,939	239,716	202,127
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,629,445	$1,654,145	$1,642,587	$1,609,685	$1,290,000

AVAILABLE-FOR-SALE DEBT SECURITIES	March 31, 2020		December 31, 2019
(In Thousands)	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$15,704	$16,408	$16,380	$17,000
Obligations of states and political subdivisions:
Tax-exempt	78,126	81,072	68,787	70,760
Taxable	35,764	37,074	35,446	36,303
Mortgage-backed securities issued or guaranteed
by U.S. Government agencies or sponsored
agencies:
Residential pass-through securities	54,280	55,752	58,875	59,210
Residential collateralized mortgage obligations	101,130	103,556	115,025	114,723
Commercial mortgage-backed securities	45,727	48,554	47,765	48,727
Total Available-for-Sale Debt Securities	$330,731	$342,416	$342,278	$346,723

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	March 31,	Dec. 31,	March 31,
	2020	2019	2019
Residential mortgage:
Residential mortgage loans - first liens	$508,387	$510,641	$374,764
Residential mortgage loans - junior liens	27,028	27,503	25,538
Home equity lines of credit	32,090	33,638	32,847
1-4 Family residential construction	14,121	14,798	24,437
Total residential mortgage	581,626	586,580	457,586
Commercial:
Commercial loans secured by real estate	295,860	301,227	160,177
Commercial and industrial	132,308	126,374	92,842
Political subdivisions	43,613	53,570	52,142
Commercial construction and land	33,340	33,555	12,701
Loans secured by farmland	11,524	12,251	6,938
Multi-family (5 or more) residential	32,370	31,070	7,031
Agricultural loans	3,886	4,319	5,471
Other commercial loans	16,430	16,535	13,467
Total commercial	569,331	578,901	350,769
Consumer	16,516	16,741	17,037
Total	1,167,473	1,182,222	825,392
Less: allowance for loan losses	(11,330)	(9,836)	(8,256)
Loans, net	$1,156,143	$1,172,386	$817,136

Loans Held for Sale
(In Thousands)	March 31,	Dec. 31,	March 31,
	2020	2019	2019
Residential mortgage loans originated
and serviced - outstanding balance	$182,989	$179,213	$170,676
Less: outstanding balance of loans sold	(182,410)	(178,446)	(170,676)
Loans held for sale, net	$579	$767	$0

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	3 Months	Year
	Ended	Ended	Ended	Ended
	March 31,	Dec. 31,	March 31,	Dec. 31,
	2020	2019	2019	2019
Balance, beginning of period	$9,836	$9,257	$9,309	$9,309
Charge-offs	(48)	(84)	(111)	(379)
Recoveries	14	11	15	57
Net (charge-offs)	(34)	(73)	(96)	(322)
Provision (credit) for loan losses	1,528	652	(957)	849
Balance, end of period	$11,330	$9,836	$8,256	$9,836

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(Dollars in Thousands)
	March 31,	Dec 31,	March 31,
	2020	2019	2019
Impaired loans with a valuation allowance	$6,709	$3,375	$2,769
Impaired loans without a valuation allowance	1,581	2,111	3,728
Total impaired loans	$8,290	$5,486	$6,497

Total loans past due 30-89 days and still accruing	$8,372	$8,889	$7,123

Nonperforming assets:
Total nonaccrual loans	$12,309	$9,218	$9,441
Total loans past due 90 days or more and still accruing	2,093	1,207	1,902
Total nonperforming loans	14,402	10,425	11,343
Foreclosed assets held for sale (real estate)	1,685	2,886	1,875
Total nonperforming assets	$16,087	$13,311	$13,218

Loans subject to troubled debt restructurings (TDRs):
Performing	$372	$889	$776
Nonperforming	1,730	1,737	774
Total TDRs	$2,102	$2,626	$1,550

Total nonperforming loans as a % of loans	1.23%	0.88%	1.37%
Total nonperforming assets as a % of assets	0.99%	0.80%	1.02%
Allowance for loan losses as a % of total loans (1)	0.97%	0.83%	1.00%
Allowance for loan losses as a % of nonperforming loans	78.67%	94.35%	72.78%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2020	Return/	12/31/2019	Return/	3/31/2019	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$19,401	1.68%	$17,577	2.03%	$20,306	2.32%
Available-for-sale debt securities,
at amortized cost:
Taxable	265,157	2.41%	280,333	2.29%	281,805	2.64%
Tax-exempt	69,850	3.14%	69,482	3.01%	80,124	3.79%
Total available-for-sale debt securities	335,007	2.56%	349,815	2.43%	361,929	2.89%
Loans receivable:
Taxable	1,108,118	5.25%	1,100,170	5.28%	751,172	5.37%
Tax-exempt	60,367	3.83%	66,195	3.81%	72,574	3.97%
Total loans receivable	1,168,485	5.18%	1,166,365	5.20%	823,746	5.25%
Other earning assets	1,460	3.03%	1,721	3.23%	1,089	3.35%
Total Earning Assets	1,524,353	4.55%	1,535,478	4.53%	1,207,070	4.49%
Cash	18,042		19,983		16,914
Unrealized gain/loss on securities	8,176		5,056		(4,628)
Allowance for loan losses	(10,015)		(9,469)		(9,339)
Bank premises and equipment	17,732		16,801		14,511
Intangible assets	29,607		29,902		11,950
Other assets	49,270		53,124		43,172
Total Assets	$1,637,165		$1,650,875		$1,279,650

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$227,069	0.43%	$221,052	0.44%	$198,903	0.46%
Money market	200,691	0.53%	202,217	0.52%	176,869	0.41%
Savings	168,971	0.15%	169,342	0.16%	156,691	0.10%
Time deposits	381,621	1.67%	379,446	1.81%	227,315	1.09%
Total interest-bearing deposits	978,352	0.89%	972,057	0.94%	759,778	0.56%
Borrowed funds:
Short-term	44,882	1.77%	54,705	2.03%	15,935	2.01%
Long-term	64,065	1.85%	56,564	2.03%	34,688	2.55%
Subordinated debt	6,500	6.62%	7,000	6.57%	0	0.00%
Total borrowed funds	115,447	2.09%	118,269	2.30%	50,623	2.38%
Total Interest-bearing Liabilities	1,093,799	1.01%	1,090,326	1.09%	810,401	0.68%
Demand deposits	281,893		299,090		261,295
Other liabilities	14,071		18,446		10,941
Total Liabilities	1,389,763		1,407,862		1,082,637
Stockholders' equity, excluding accumulated
other comprehensive income/loss	240,718		238,738		200,422
Accumulated other comprehensive income/loss	6,684		4,275		(3,409)
Total Shareholders' Equity	247,402		243,013		197,013
Total Liabilities and Shareholders' Equity	$1,637,165		$1,650,875		$1,279,650
Interest Rate Spread		3.54%		3.44%		3.81%
Net Interest Income/Earning Assets		3.83%		3.75%		4.04%

Total Deposits (Interest-bearing
and Demand)	$1,260,245		$1,271,147		$1,021,073

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2020	2019	2019
Trust and financial management revenue	$1,479	$1,684	$1,360
Brokerage revenue	333	265	307
Insurance commissions, fees and premiums	33	18	30
Service charges on deposit accounts	1,250	1,395	1,250
Service charges and fees	63	73	79
Interchange revenue from debit card transactions	731	690	643
Net gains from sales of loans	315	306	87
Loan servicing fees, net	(14)	91	28
Increase in cash surrender value of life insurance	104	106	92
Other noninterest income	987	438	530
Total noninterest income, excluding realized gains
(losses) on securities, net	$5,281	$5,066	$4,406

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2020	2019	2019
Salaries and wages	$5,340	$5,395	$4,493
Pensions and other employee benefits	2,038	1,545	1,618
Occupancy expense, net	745	653	657
Furniture and equipment expense	358	322	301
Data processing expenses	1,018	836	803
Automated teller machine and interchange expense	297	340	189
Pennsylvania shares tax	422	345	347
Professional fees	379	274	222
Telecommunications	206	207	164
Directors' fees	170	187	183
Other noninterest expense	1,939	1,730	1,719
Total noninterest expense, excluding merger-related
expenses	12,912	11,834	10,696
Merger-related expenses	141	281	311
Total noninterest expense	$13,053	$12,115	$11,007